Pitney Bowes Announces First Quarter 2024 Financial Results STAMFORD, Conn, May 2, 2024 – Pitney Bowes (NYSE: PBI) (“Pitney Bowes” or the “Company”), a global shipping and mailing company that provides technology, logistics, and financial services, today announced its financial results for the first quarter 2024. Jason Dies, Interim Chief Executive Officer, commented: “We came out of the gate strong with first quarter results that reflect enterprise-wide changes in our operating intensity and efficiency efforts. Net income improved $5 million over prior year. Adjusted EBIT grew by more than $23 million on relatively flat revenue. This includes solid segment-level performance and systematic cost reductions, resulting in an 8% decline in operating expenses. At the segment level, Presort Services achieved record revenue and EBIT while SendTech once again delivered solid profit increases and margin expansion. Global Ecommerce grew domestic parcel volumes in a challenging market and reduced operating expense as we continue efforts to maximize value. We are very encouraged by improvements in execution over the past six months and our results for the first quarter in particular. We continue to see opportunities in the remainder of the year. We will build on this momentum by maintaining strong execution and a disciplined focus on costs to increase cashflow and create capacity for investment in high-margin growth areas.” First Quarter Financial Highlights • Revenue in the quarter was $831 million, flat compared to prior year • GAAP EPS improved $0.02 over prior year; Adjusted EPS was flat versus prior year • Net income was a loss of $3 million, an improvement of $5 million over prior year despite higher interest and tax expense; adjusted EBIT was $56 million, up $23 million or 71 percent over prior year • GAAP cash from operating activities was a use of $13 million, an improvement of $27 million year-over-year; Free Cash Flow was a use of $17 million, an improvement of $43 million year-over-year • Cost reduction actions as part of 2023 restructuring plan generated significant benefit in the quarter; now expect savings to exceed $75 to $85 million target • Cash and short-term investments were $538 million at quarter-end Press Release Exhibit 99.1

Earnings per share results are summarized in the table below:

	First Quarter	
	2024	2023
GAAP EPS	**($0.02)**	**($0.04)**
Restructuring Charges	$0.02	$0.01
Foreign Currency Gain on Intercompany Loans	($0.02)	-
Gain on Debt Redemption	-	($0.01)
Proxy Solicitation Fees	-	$0.03
Transaction Costs	$0.01	-
Adjusted EPS	**($0.01)**	**($0.01)**

Business Segment Reporting

Effective January 1, 2024, we moved the digital delivery services offering from our Global Ecommerce segment to the SendTech Solutions segment in order to leverage our technology and innovation capabilities to better serve our clients. Prior periods have been recast to conform to our current segment presentation.

Quarterly historical financial information consistent with this change can be found within the Financial Reporting section of the Company's Investor Relations website.

SendTech Solutions

SendTech Solutions offers physical and digital mailing and shipping technology solutions, financing, services, supplies and other applications for small and medium businesses, retail, enterprise, and government clients around the world to help simplify and save on the sending, tracking and receiving of letters, parcels and flats.

	First Quarter		
($ millions)	2024	2023	% Change Reported
Revenue	$327	$335	(2%)
Adjusted Segment EBITDA	$111	$105	6%
Adjusted Segment EBIT	$101	$96	6%

Shipping-related revenue grew 8%, partially offsetting the decline in mailing-related revenue of 4%. The timing of our product lifecycle and a continued reduction in our meter base drove the revenue decline in the quarter.

Favorable revenue mix, improvements in supply chain management, and cost reduction actions drove lower COGS and SG&A, resulting in higher Adjusted Segment EBITDA and EBIT.

Presort Services

Presort Services provides sortation services that enable clients to qualify for USPS workshare discounts in First Class Mail, Marketing Mail, Marketing Mail Flats and Bound Printed Matter.

	First Quarter		
($ millions)	**2024**	**2023**	**% Change Reported**
Revenue	$170	$159	7%
Adjusted Segment EBITDA	$49	$35	39%
Adjusted Segment EBIT	$40	$27	50%

Presort achieved record revenue as higher revenue per piece offset a 2% decline in volumes.

Higher revenue per piece, improved labor productivity from automation refresh and process improvements, and transportation optimization drove margin expansion, resulting in record Adjusted Segment EBITDA and EBIT.

Global Ecommerce

Global Ecommerce provides business to consumer logistics services for domestic and cross-border delivery, returns and fulfillment.

	First Quarter		
($ millions)	**2024**	**2023**	**% Change Reported**
Revenue	$333	$341	(2%)
Adjusted Segment EBITDA	($21)	($19)	(14%)
Adjusted Segment EBIT	($35)	($33)	(7%)

Lower Global Ecommerce revenue was driven by a 49% decline in cross-border revenue from changes in how two of our largest clients access our services that occurred in the second quarter 2023. Domestic parcel volumes grew 20% to 60 million processed in the quarter, driving domestic parcel revenue growth of 8%.

Adjusted Segment EBITDA and EBIT declined as a result of the decline in cross-border revenue and lower domestic parcel revenue per piece. Cost actions partially offset the impact of these items and drove a 19% improvement in operating expenses. Full Year 2024 Guidance We are maintaining our guidance and expect revenue growth to range from flat to a low- single digit decline and EBIT margins to remain relatively flat on a year-over-year basis. We are planning similar levels of capital expenditures in 2024 as in 2023 and expect interest expense and taxes to increase over prior year. Conference Call and Webcast Management of Pitney Bowes will discuss the Company’s results in a broadcast over the Internet today at 8:00 a.m. ET. Instructions for listening to the earnings results via the Web are available on the Investor Relations page of the Company’s web site at www.pitneybowes.com. About Pitney Bowes Pitney Bowes (NYSE:PBI) is a global shipping and mailing company that provides technology, logistics, and financial services to more than 90 percent of the Fortune 500. Small business, retail, enterprise, and government clients around the world rely on Pitney Bowes to remove the complexity of sending mail and parcels. For additional information, visit: www.pitneybowes.com Editorial - Financial - Kathleen Raymond Phil Landler Head of Communications VP, Investor Relations 203.351.7233 203.351.6141

Use of Non-GAAP Measures Our financial results are reported in accordance with generally accepted accounting principles (GAAP). We also disclose certain non-GAAP measures, such as adjusted earnings before interest and taxes (Adjusted EBIT), adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), adjusted earnings per share (Adjusted EPS), revenue growth on a comparable basis and free cash flow. Adjusted EBIT, Adjusted EBITDA and Adjusted EPS exclude the impact of restructuring charges, goodwill impairment charges, foreign currency gains and losses on intercompany loans, gains, losses and costs related to acquisitions and dispositions, gains and losses on debt redemptions and other unusual items. Management believes that these non-GAAP measures provide investors greater insight into the underlying operating trends of the business. Free cash flow adjusts cash flow from operations calculated in accordance with GAAP for capital expenditures, restructuring payments and other special items. Management believes free cash flow provides investors better insight into the amount of cash available for other discretionary uses. Adjusted Segment EBIT is the primary measure of profitability and operational performance at the segment level and is determined by deducting from segment revenue the related costs and expenses attributable to the segment. Adjusted Segment EBIT excludes interest, taxes, unallocated corporate expenses, foreign currency gains and losses on intercompany loans, restructuring charges, goodwill impairment, and other items not allocated to a business segment. The Company also reports Adjusted Segment EBITDA as an additional useful measure of segment profitability and operational performance. Complete reconciliations of non-GAAP measures to comparable GAAP measures can be found in the attached financial schedules and at the Company's web site at www.pb.com/investorrelations. This document contains “forward-looking statements” about the Company’s expected or potential future business and financial performance. Forward-looking statements include, but are not limited to, statements about future revenue and earnings guidance and future events or conditions. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that could cause actual results to differ materially from those projected. Factors which could cause future financial performance to differ materially from expectations include, without limitation, declining physical mail volumes; changes in postal regulations or the operations and financial health of posts in the U.S. or other major markets or changes to the broader postal or shipping markets; our ability to continue to grow and manage unexpected fluctuations in volumes, gain additional economies of scale and improve profitability within our Global Ecommerce segment; the loss of some of our larger clients in our Global Ecommerce and Presort Services segments; the loss of, or significant changes to, United States Postal Service (USPS) commercial programs, or our contractual relationships with the USPS or their performance under those contracts; the impacts of higher interest rates and the potential for future interest rate increases on our cost of debt; and other factors as more fully outlined in the Company's 2023 Form 10-K Annual Report and other reports filed with the Securities and Exchange Commission during 2024. Pitney Bowes assumes no obligation to update any forward-looking statements contained in this document as a result of new information, events or developments. Note: Consolidated statements of income; revenue, adjusted segment EBIT and adjusted segment EBITDA by business segment; and reconciliations of GAAP to non- GAAP measures for the three ended March 31, 2024 and 2023, and consolidated balance sheets at March 31, 2024 and December 31, 2023 are attached.

Pitney Bowes Inc. Consolidated Statements of Operations (Unaudited; in thousands, except per share amounts) 2024 2023 Revenue: Business services 535,597$ 523,491$ Support services 96,333 105,284 Financing 67,663 67,049 Equipment sales 77,403 82,610 Supplies 36,721 38,835 Rentals 16,792 17,269 Total revenue 830,509 834,538 Costs and expenses: Cost of business services 446,367 446,317 Cost of support services 33,055 36,840 Financing interest expense 16,603 14,536 Cost of equipment sales 52,559 57,171 Cost of supplies 10,195 11,225 Cost of rentals 4,684 5,428 Selling, general and administrative 216,197 242,120 Research and development 9,481 10,493 Restructuring charges 4,315 3,599 Interest expense, net 27,766 22,342 Other components of net pension and postretirement income (387) (1,710) Other income - (2,836) Total costs and expenses 820,835 845,525 Income (loss) before taxes 9,674 (10,987) Provision (benefit) for income taxes 12,559 (3,250) Net loss (2,885)$ (7,737)$ Net loss per share: Basic (0.02)$ (0.04)$ Diluted (0.02)$ (0.04)$ Weighted-average shares used in diluted earnings per share 176,997 174,626 Three months ended March 31,

Pitney Bowes Inc. Consolidated Balance Sheets (Unaudited; in thousands) Assets March 31, 2024 December 31, 2023 Current assets: Cash and cash equivalents 516,092$ 601,053$ Short-term investments 21,859 22,166 Accounts and other receivables, net 307,201 342,236 Short-term finance receivables, net 547,235 563,536 Inventories 78,683 70,053 Current income taxes 987 564 Other current assets and prepayments 110,041 92,309 Total current assets 1,582,098 1,691,917 Property, plant and equipment, net 370,110 383,628 Rental property and equipment, net 22,580 23,583 Long-term finance receivables, net 638,380 653,085 Goodwill 729,291 734,409 Intangible assets, net 58,277 62,250 Operating lease assets 304,939 309,958 Noncurrent income taxes 58,884 60,995 Other assets 338,488 352,360 Total assets 4,103,047$ 4,272,185$ Liabilities and stockholders' deficit Current liabilities: Accounts payable and accrued liabilities 784,020$ 875,476$ Customer deposits at Pitney Bowes Bank 599,976 640,323 Current operating lease liabilities 60,087 60,069 Current portion of long-term debt 58,111 58,931 Advance billings 89,014 89,087 Current income taxes 34,212 6,523 Total current liabilities 1,625,420 1,730,409 Long-term debt 2,076,054 2,087,101 Deferred taxes on income 199,769 211,477 Tax uncertainties and other income tax liabilities 19,054 19,091 Noncurrent operating lease liabilities 272,024 277,981 Other noncurrent liabilities 303,081 314,702 Total liabilities 4,495,402 4,640,761 Stockholders' deficit: Common stock 270,338 270,338 Retained earnings 3,027,030 3,077,988 Accumulated other comprehensive loss (863,811) (851,245) Treasury stock, at cost (2,825,912) (2,865,657) Total stockholders' deficit (392,355) (368,576) Total liabilities and stockholders' deficit 4,103,047$ 4,272,185$

Pitney Bowes Inc. Business Segment Revenue (Unaudited; in thousands) 2024 2023 % Change Global Ecommerce Revenue, as reported 333,265$ 340,641$ (2%) Impact of currency on revenue (719) Revenue, constant currency 332,546$ 340,641$ (2%) Presort Services Revenue, as reported 169,807$ 158,902$ 7% Sending Technology Solutions Revenue, as reported 327,437$ 334,995$ (2%) Impact of currency on revenue (72) Revenue, constant currency 327,365$ 334,995$ (2%) Consolidated Revenue, as reported 830,509$ 834,538$ (0%) Impact of currency on revenue (791) Revenue, constant currency 829,718$ 834,538$ (1%) Three months ended March 31,

Pitney Bowes Inc.
Adjusted Segment EBIT & EBITDA
(Unaudited; in thousands)

	Three months ended March 31,							
	2024			2023			% change	
	Adjusted Segment EBIT [(1)]	D&A	Adjusted Segment EBITDA	Adjusted Segment EBIT [(1)]	D&A	Adjusted Segment EBITDA	Adjusted Segment EBIT	Adjusted Segment EBITDA
Global Ecommerce	$ (35,427)	$ 14,033	$ (21,394)	$ (33,172)	$ 14,431	$ (18,741)	(7%)	(14%)
Presort Services	40,329	8,758	49,087	26,905	8,523	35,428	50%	39%
Sending Technology Solutions	101,278	9,996	111,274	95,637	9,450	105,087	6%	6%
Segment total	$ 106,180	$ 32,787	138,967	$ 89,370	$ 32,404	121,774	19%	14%
Reconciliation of Segment Adjusted EBITDA to Net Loss:								
Segment depreciation and amortization			(32,787)			(32,404)		
Interest expense, net			(44,369)			(36,878)		
Unallocated corporate expenses			(49,770)			(56,349)		
Restructuring charges			(4,315)			(3,599)		
Foreign currency gain on intercompany loans			4,638			-		
Transaction costs			(2,690)			-		
Proxy solicitation fees			-			(6,367)		
Gain on debt redemption			-			2,836		
Benefit (provision) for income taxes			(12,559)			3,250		
Net loss			$ (2,885)			$ (7,737)		

(1) Adjusted segment EBIT excludes interest, taxes, general corporate expenses, restructuring charges, goodwill impairment, and other items that are not allocated to a business segment.

Pitney Bowes Inc. Reconciliation of Reported Consolidated Results to Adjusted Results (Unaudited; in thousands, except per share amounts) 2024 2023 Reconciliation of reported net loss to adjusted EBIT and adjusted EBITDA Net loss (2,885)$ (7,737)$ Provision (benefit) for income taxes 12,559 (3,250) Income (loss) before taxes 9,674 (10,987) Restructuring charges 4,315 3,599 Foreign currency gain on intercompany loans (4,638) - Gain on debt redemption - (2,836) Transaction costs 2,690 - Proxy solicitation fees - 6,367 Adjusted net income before tax 12,041 (3,857) Interest, net 44,369 36,878 Adjusted EBIT 56,410 33,021 Depreciation and amortization 40,879 39,897 Adjusted EBITDA 97,289$ 72,918$ Reconciliation of reported diluted loss per share to adjusted diluted loss per share Diluted loss per share (0.02)$ (0.04)$ Restructuring charges 0.02 0.01 Foreign currency gain on intercompany loans (0.02) - Gain on debt redemption - (0.01) Transaction costs 0.01 - Proxy solicitation fees - 0.03 Adjusted diluted loss per share (0.01)$ (0.01)$ The sum of the earnings per share amounts may not equal the totals due to rounding. Reconciliation of reported net cash from operating activities to free cash flow Net cash from operating activities (12,525)$ (39,714)$ Capital expenditures (19,957) (28,666) Restructuring payments 14,989 4,641 Proxy solicitation fees paid - 3,038 Free cash flow (17,493)$ (60,701)$ Three months ended March 31,